Exhibit 99.2

Financial Supplement

Financial Information
as of March 31, 2011
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2011

Address:	Investor Information:

Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2010.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, operating income or loss, related underwriting ratios, book value per common share and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe natural or man-made catastrophic events, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2010.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Property and Marine Segment - by Quarter	15
c. Casualty Segment - by Quarter	16
d. Finite Risk Segment - by Quarter	17

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	18
b. Premiums by Line of Business - Three Month Summary	19

Investments:
a. Investment Portfolio	20
b. Available-for-Sale Security Detail	21
c. Corporate Bonds Detail	22
d. Municipal Bonds Detail	23
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	24

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	25
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	26

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	27

Platinum Underwriters Holdings, Ltd.
Financial Highlights
March 31, 2011 and 2010
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Highlights
Net premiums written	$194,785	$247,427
Net premiums earned	182,881	220,178
Underwriting income (loss)	(183,552)	2,774
Net investment income	32,378	37,505
Net operating income (loss) (a)	(155,743)	23,308
Net realized gains on investments	407	5,457
Net impairment losses on investments	(1,507)	(18,102)
Net income (loss)	$(157,192)	$15,421

Total assets	$4,616,774	$5,094,030
Investments and cash	4,140,265	4,515,828
Total shareholders' equity	1,665,173	2,083,644
Unpaid losses and loss adjustment expenses	$2,428,477	$2,378,253

Per share data
Common shares outstanding	37,270	44,722
Weighted average common shares outstanding - basic	37,199	45,431
Adjusted weighted average common shares outstanding - diluted	38,022	48,494
Basic earnings (loss) per common share	$(4.20)	$0.34
Diluted earnings (loss) per common share	(4.20)	0.32
Operating income (loss) per common share - diluted (a)	(4.16)	0.47
Dividends per common share	0.08	0.08
Book value per common share	$44.68	$46.59

(a) See computation of net operating income (loss) on page 7.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets - by Quarter
($ in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Assets
Investments	$2,978,381	$3,047,973	$2,874,351	$3,335,914	$3,754,054
Cash, cash equivalents and short-term investments	1,161,884	1,164,525	1,664,833	1,192,099	761,774
Accrued investment income	33,855	31,288	27,315	28,373	32,031
Reinsurance premiums receivable	208,959	162,682	175,914	160,729	320,724
Reinsurance balances (prepaid and recoverable)	49,992	18,434	24,253	28,036	28,025
Funds held by ceding companies	76,914	84,078	82,428	85,030	85,695
Deferred acquisition costs	36,417	36,584	39,841	38,994	43,381
Other assets	70,372	68,749	47,324	65,574	68,346
Total assets	$4,616,774	$4,614,313	$4,936,259	$4,934,749	$5,094,030

Liabilities
Unpaid losses and loss adjustment expenses	$2,428,477	$2,217,378	$2,194,173	$2,224,026	$2,378,253
Unearned premiums	167,516	154,975	180,432	168,545	205,606
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	64,816	59,388	58,460	57,370	96,451
Other liabilities	40,792	37,117	88,321	129,373	80,076
Total liabilities	$2,951,601	$2,718,858	$2,771,386	$2,829,314	$3,010,386

Shareholders' Equity
Common shares	$373	$377	$393	$411	$447
Additional paid-in capital	371,493	453,619	619,112	695,967	829,712
Accumulated other comprehensive income (loss)	(12,484)	(24,488)	58,595	12,700	(22,133)
Retained earnings	1,305,791	1,465,947	1,486,773	1,396,357	1,275,618
Total shareholders' equity	$1,665,173	$1,895,455	$2,164,873	$2,105,435	$2,083,644

Total liabilities and shareholders' equity	$4,616,774	$4,614,313	$4,936,259	$4,934,749	$5,094,030

Book value per common share (a)	$44.68	$50.20	$55.13	$51.23	$46.59

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding of 37,269,612 shares.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Revenue
Net premiums earned	$182,881	$220,178
Net investment income	32,378	37,505
Net realized gains on investments	407	5,457
Net impairment losses on investments	(1,507)	(18,102)
Other income	1,096	273
Total revenue	215,255	245,311

Expenses
Net losses and loss adjustment expenses	319,595	164,568
Net acquisition expenses	33,950	37,329
Net changes in fair value of derivatives	(3,726)	2,315
Operating expenses	17,151	21,741
Net foreign currency exchange losses (gains)	189	(1,229)
Interest expense	4,766	4,760
Total expenses	371,925	229,484

Income (loss) before income taxes	(156,670)	15,827
Income tax expense	522	406

Net income (loss)	$(157,192)	$15,421

Basic
Weighted average common shares outstanding	37,199	45,431
Basic earnings (loss) per common share	$(4.20)	$0.34

Diluted
Adjusted weighted average common shares outstanding	38,022	48,494
Diluted earnings (loss) per common share	$(4.20)	$0.32

Comprehensive income (loss)
Net income (loss)	$(157,192)	$15,421
Other comprehensive income, net of deferred taxes	12,004	47,872
Comprehensive income (loss)	$(145,188)	$63,293

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenue
Net premiums earned	$182,881	$184,980	$183,404	$191,432	$220,178
Net investment income	32,378	30,430	31,078	35,372	37,505
Net realized gains on investments	407	8,494	44,351	49,489	5,457
Net impairment losses on investments	(1,507)	(11,050)	(4,048)	(3,410)	(18,102)
Other income (expense)	1,096	(165)	(171)	(144)	273
Total revenue	215,255	212,689	254,614	272,739	245,311

Expenses
Net losses and loss adjustment expenses	319,595	152,283	79,094	71,475	164,568
Net acquisition expenses	33,950	32,742	32,517	44,088	37,329
Net changes in fair value of derivatives	(3,726)	3,089	4,154	30	2,315
Operating expenses	17,151	20,731	20,004	20,160	21,741
Net foreign currency exchange losses (gains)	189	2,446	235	(67)	(1,229)
Interest expense	4,766	4,764	4,763	4,709	4,760
Total expenses	371,925	216,055	140,767	140,395	229,484

Income (loss) before income taxes	(156,670)	(3,366)	113,847	132,344	15,827
Income tax expense	522	14,358	20,185	8,205	406

Net income (loss)	$(157,192)	$(17,724)	$93,662	$124,139	$15,421

Basic
Weighted average common shares outstanding	37,199	38,670	40,485	43,225	45,431
Basic earnings (loss) per common share	$(4.20)	$(0.46)	$2.31	$2.87	$0.34

Diluted
Adjusted weighted average common shares outstanding	38,022	40,953	44,044	46,249	48,494
Diluted earnings (loss) per common share	$(4.20)	$(0.46)	$2.13	$2.68	$0.32

Comprehensive income (loss)
Net income (loss)	$(157,192)	$(17,724)	$93,662	$124,139	$15,421
Other comprehensive income (loss), net of deferred taxes	12,004	(83,083)	45,895	34,833	47,872
Comprehensive income (loss)	$(145,188)	$(100,807)	$139,557	$158,972	$63,293

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Net income (loss)	$(157,192)	$15,421

Adjustments for:
Net realized gains on investments, net of tax	(178)	(5,159)
Net impairment losses on investments, net of tax	1,462	14,261
Net foreign currency exchange losses (gains), net of tax	165	(1,215)
Net operating income (loss) (a)	$(155,743)	$23,308

Per diluted common share:
Net income (loss)	$(4.20)	$0.32
Adjustments for:
Net realized gains on investments	-	(0.11)
Net impairment losses on investments	0.04	0.29
Net foreign currency exchange losses (gains)	-	(0.03)
Net operating income (loss) (b)	$(4.16)	$0.47

Adjusted weighted average common shares outstanding - diluted (c)	37,199	48,494

(a) Net operating income (loss) represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(b) Net operating income (loss) per diluted common share is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.

(c) The adjusted weighted average common shares outstanding - diluted for the three months ended March 31, 2011 was 38,022. During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Key Ratios

Combined ratio (%)	200.4%	107.8%	68.1%	67.4%	98.7%

Investable assets to shareholders' equity ratio	2.49:1	2.22:1	2.10:1	2.15:1	2.17:1

Debt to total capital (%)	13.1%	11.7%	10.4%	10.6%	10.7%

Net premiums written (annualized) to shareholders' equity	0.47	0.34	0.37	0.29	0.47

Share Data

Book value per common share (a)	$44.68	$50.20	$55.13	$51.23	$46.59

Common shares outstanding (000's)	37,270	37,758	39,266	41,095	44,722

Market Price Per Common Share
High	$46.42	$45.80	$44.04	$39.28	$38.89
Low	34.70	42.10	35.63	35.06	34.60
Close	$38.09	$44.97	$43.52	$36.29	$37.08

Industry Ratings

Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	A	A	A

Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB+	BBB+	BBB+

Supplemental Data
Total employees	144	144	145	145	145

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding of 37,269,612 shares.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(157,192)	$15,421
Net income (loss) allocated to participating common shareholders (a)	(932)	-
Net income (loss) allocated to common shareholders	$(156,260)	$15,421

Common Shares
Basic
Weighted average common shares outstanding	37,199	45,431

Diluted
Weighted average common shares outstanding	37,199	45,431
Effect of dilutive securities:
Common share options	438	2,540
Restricted share units	385	523
Adjusted weighted average common shares outstanding	38,022	48,494

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(4.20)	$0.34

Diluted earnings (loss) per common share (b)	$(4.20)	$0.32

(a) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(b) During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Earnings (Loss)
Basic and diluted
Net income (loss) available to common shareholders	$(157,192)	$(17,724)	$93,662	$124,139	$15,421
Net income (loss) allocated to participating common shareholders (a)	(932)	-	-	-	-
Net income (loss) allocated to common shareholders	$(156,260)	$(17,724)	$93,662	$124,139	$15,421

Common Shares
Basic
Weighted average common shares outstanding	37,199	38,670	40,485	43,225	45,431

Diluted
Weighted average common shares outstanding	37,199	38,670	40,485	43,225	45,431
Effect of dilutive securities:
Common share options	438	1,703	3,064	2,583	2,540
Restricted share units	385	580	495	441	523
Adjusted weighted average common shares outstanding	38,022	40,953	44,044	46,249	48,494

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(4.20)	$(0.46)	$2.31	$2.87	$0.34

Diluted earnings (loss) per common share (b)	$(4.20)	$(0.46)	$2.13	$2.68	$0.32

(a) Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.

(b)  During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share
($ and amounts in thousands, except per share data)

	March 31,	March 31,
	2011	2010

Price per share at period end	$38.09	$37.08

Shareholders' equity	$1,665,173	$2,083,644
Add: Assumed exercise of share options	33,488	62,834
Shareholders' equity - diluted	$1,698,661	$2,146,478

Basic common shares outstanding	37,270	44,722
Add: Common share options (a)	-	2,284
Add: Management and directors' options (b)	1,054	2,041
Add: Directors' and officers' restricted share units (c)	505	849
Diluted common shares outstanding	38,829	49,896

Book Value Per Common Share
Basic book value per common share	$44.68	$46.59

Fully converted book value per common share	$43.75	$43.02

(a) Options with a price of $27.00.

(b) Options with a price below $38.09 the closing share price at March 31, 2011.

(c) As of March 31, 2011 there were 37,270 common shares issued and outstanding.  Included in this number were 218 restricted shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Net cash provided by (used in) operating activities	$(5,228)	$34,424

Net cash provided by (used in) investing activities	163,159	(121,060)

Net cash provided by (used in) financing activities	(84,046)	(60,063)

Effect of foreign currency exchange rate changes on cash	2,969	(3,043)

Net increase (decrease) in cash and cash equivalents	$76,854	$(149,742)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net cash provided by (used in) operating activities	$(5,228)	$(38,042)	$41,244	$(12,897)	$34,424

Net cash provided by (used in) investing activities	163,159	(301,531)	432,699	728,210	(121,060)

Net cash provided by (used in) financing activities	(84,046)	(171,626)	(84,720)	(140,564)	(60,063)

Effect of foreign currency exchange rate changes on cash	2,969	450	7,129	(5,517)	(3,043)

Net increase (decrease) in cash and cash equivalents	$76,854	$(510,749)	$396,352	$569,232	$(149,742)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2011				Three Months Ended March 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$111,802	$80,519	$2,464	$194,785	$146,785	$93,751	$6,891	$247,427

Net premiums earned	97,905	80,824	4,152	182,881	127,806	87,902	4,470	220,178
Net losses and loss adjustment expenses	278,330	39,619	1,646	319,595	126,627	31,530	6,411	164,568
Net acquisition expenses	13,626	18,563	1,761	33,950	16,231	17,727	3,371	37,329
Other underwriting expenses	7,321	5,332	235	12,888	8,699	6,470	338	15,507
Segment underwriting income (loss)	$(201,372)	$17,310	$510	(183,552)	$(23,751)	$32,175	$(5,650)	2,774

Net investment income				32,378				37,505
Net realized gains on investments				407				5,457
Net impairment losses on investments				(1,507)				(18,102)
Other income				1,096				273
Net changes in fair value of derivatives				3,726				(2,315)
Corporate expenses not allocated to segments				(4,263)				(6,234)
Net foreign currency exchange (losses) gains				(189)				1,229
Interest expense				(4,766)				(4,760)
Income (loss) before income taxes				$(156,670)				$15,827

Underwriting ratios:
Net loss and loss adjustment expense	284.3%	49.0%	39.6%	174.8%	99.1%	35.9%	143.4%	74.7%
Net acquisition expense	13.9%	23.0%	42.4%	18.6%	12.7%	20.2%	75.4%	17.0%
Other underwriting expense	7.5%	6.6%	5.7%	7.0%	6.8%	7.4%	7.6%	7.0%
Combined	305.7%	78.6%	87.7%	200.4%	118.6%	63.5%	226.4%	98.7%

Statutory underwriting ratios:
Net loss and loss adjustment expense	284.3%	49.0%	39.6%	174.8%	99.1%	35.9%	143.4%	74.7%
Net acquisition expense	13.4%	21.6%	56.5%	17.3%	12.5%	19.3%	56.6%	16.3%
Other underwriting expense	6.5%	6.6%	9.5%	6.6%	5.9%	6.9%	4.9%	6.3%
Combined	304.2%	77.2%	105.6%	198.7%	117.5%	62.1%	204.9%	97.3%

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net premiums written	$111,802	$76,900	$114,885	$74,105	$146,785

Net premiums earned	97,905	92,065	98,342	100,550	127,806

Net losses and loss adjustment expenses	278,330	111,215	70,657	35,010	126,627
Net acquisition expenses	13,626	12,635	14,140	17,218	16,231
Other underwriting expenses	7,321	8,354	7,905	7,720	8,699
Segment underwriting income (loss)	$(201,372)	$(40,139)	$5,640	$40,602	$(23,751)

Underwriting ratios:
Net loss and loss adjustment expense	284.3%	120.8%	71.8%	34.8%	99.1%
Net acquisition expense	13.9%	13.7%	14.4%	17.1%	12.7%
Other underwriting expense	7.5%	9.1%	8.0%	7.7%	6.8%
Combined	305.7%	143.6%	94.2%	59.6%	118.6%

Statutory underwriting ratios:
Net loss and loss adjustment expense	284.3%	120.8%	71.8%	34.8%	99.1%
Net acquisition expense	13.4%	14.6%	13.1%	20.3%	12.5%
Other underwriting expense	6.5%	10.9%	6.9%	10.4%	5.9%
Combined	304.2%	146.3%	91.8%	65.5%	117.5%

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
  (1) Net losses & LAE are divided by net premiums earned;
  (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
  (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net premiums written	$80,519	$82,656	$80,362	$72,628	$93,751

Net premiums earned	80,824	90,307	80,437	85,166	87,902

Net losses and loss adjustment expenses	39,619	39,935	8,156	40,058	31,530
Net acquisition expenses	18,563	18,600	16,395	18,752	17,727
Other underwriting expenses	5,332	5,796	5,171	5,654	6,470
Segment underwriting income	$17,310	$25,976	$50,715	$20,702	$32,175

Underwriting ratios:
Net loss and loss adjustment expense	49.0%	44.2%	10.1%	47.0%	35.9%
Net acquisition expense	23.0%	20.6%	20.4%	22.0%	20.2%
Other underwriting expense	6.6%	6.4%	6.4%	6.6%	7.4%
Combined	78.6%	71.2%	36.9%	75.6%	63.5%

Statutory underwriting ratios:
Net loss and loss adjustment expense	49.0%	44.2%	10.1%	47.0%	35.9%
Net acquisition expense	21.6%	20.3%	20.2%	23.3%	19.3%
Other underwriting expense	6.6%	7.0%	6.4%	7.8%	6.9%
Combined	77.2%	71.5%	36.7%	78.1%	62.1%

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
  (1) Net losses & LAE are divided by net premiums earned;
  (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
  (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net premiums written	$2,464	$2,461	$4,180	$4,985	$6,891

Net premiums earned	4,152	2,608	4,625	5,716	4,470

Net losses and loss adjustment expenses	1,646	1,133	281	(3,593)	6,411
Net acquisition expenses	1,761	1,507	1,982	8,118	3,371
Other underwriting expenses	235	302	307	313	338
Segment underwriting income (loss)	$510	$(334)	$2,055	$878	$(5,650)

Underwriting ratios:
Net loss and loss adjustment expense	39.6%	43.4%	6.1%	(62.9%)	143.4%
Net acquisition expense	42.4%	57.8%	42.9%	142.0%	75.4%
Other underwriting expense	5.7%	11.6%	6.6%	5.5%	7.6%
Combined	87.7%	112.8%	55.6%	84.6%	226.4%

Statutory underwriting ratios:
Net loss and loss adjustment expense	39.6%	43.4%	6.1%	(62.9%)	143.4%
Net acquisition expense	56.5%	60.2%	44.7%	159.0%	56.6%
Other underwriting expense	9.5%	12.3%	7.3%	6.3%	4.9%
Combined	105.6%	115.9%	58.1%	102.4%	204.9%

The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
  (1) Net losses & LAE are divided by net premiums earned;
  (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
  (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Property and Marine
Excess-of-loss	$94,005	$122,522
Proportional	17,797	24,263
Subtotal Property and Marine	111,802	146,785
Casualty
Excess-of-loss	63,699	79,831
Proportional	16,820	13,920
Subtotal Casualty	80,519	93,751
Finite Risk
Excess-of-loss	-	-
Proportional	2,464	6,891
Subtotal Finite Risk	2,464	6,891
Combined Segments
Excess-of-loss	157,704	202,353
Proportional	37,081	45,074
Total	$194,785	$247,427

	Three Months Ended
	March 31,	March 31,
	2011	2010
Property and Marine
United States	$51,077	$81,688
International	60,725	65,097
Subtotal Property and Marine	111,802	146,785
Casualty
United States	71,594	82,381
International	8,925	11,370
Subtotal Casualty	80,519	93,751
Finite Risk
United States	2,464	6,891
International	-	-
Subtotal Finite Risk	2,464	6,891
Combined Segments
United States	125,135	170,960
International	69,650	76,467
Total	$194,785	$247,427

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2011			Three Months Ended March 31, 2010
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,764	$1,764	$1,704	$2,039	$2,039	$1,173
North American Property Catastrophe	33,404	27,217	23,572	42,343	42,343	37,890
North American Property Risk	9,873	10,111	10,700	18,950	16,731	17,344
Other Property	12,990	12,990	12,756	21,438	21,438	21,371
Marine / Aviation Proportional	1,843	1,843	1,810	1,179	1,179	1,640
Marine / Aviation Excess	2,071	2,071	2,759	3,724	3,724	3,837
International Property Proportional	4,283	4,283	3,923	3,802	3,802	3,359
International Property Catastrophe	55,001	48,938	38,104	56,134	52,593	38,911
International Property Risk	2,585	2,585	2,577	2,936	2,936	2,281
Subtotal	123,814	111,802	97,905	152,545	146,785	127,806

Casualty
Clash	2,760	2,760	2,595	3,892	3,892	3,832
1st Dollar GL	7,000	7,000	5,196	2,594	2,594	2,705
1st Dollar Other	2,128	2,128	2,303	1,277	1,277	1,094
Casualty Excess	44,120	44,120	46,710	55,579	55,579	58,722
Accident & Health	13,909	13,909	8,219	15,094	15,094	8,749
International Casualty	3,913	3,913	5,341	5,326	5,326	6,854
International Motor	1,159	1,159	1,033	1,064	1,064	940
Financial Lines	5,530	5,530	9,427	8,925	8,925	5,006
Subtotal	80,519	80,519	80,824	93,751	93,751	87,902

Finite Risk
Finite Casualty	2,464	2,464	4,152	6,891	6,891	4,470
Subtotal	2,464	2,464	4,152	6,891	6,891	4,470

Total	$206,797	$194,785	$182,881	$253,187	$247,427	$220,178

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	March 31, 2011			December 31, 2010
		Weighted Average	Weighted Average		Weighted Average	Weighted Average
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Available-for-sale securities
U.S. Government	$390,179	1.9%	2.3%	$391,303	1.9%	2.4%
U.S. Government agencies	100,487	0.7%	0.3%	100,547	0.7%	0.3%
Corporate bonds	335,590	4.9%	3.2%	366,900	4.9%	3.2%
Commercial mortgage-backed securities	203,345	5.4%	4.2%	203,313	5.4%	4.5%
Residential mortgage-backed securities	139,069	4.4%	5.8%	166,458	4.9%	6.0%
Asset-backed securities	24,355	1.1%	7.5%	23,568	3.6%	7.6%
Municipal bonds	1,545,984	4.7%	4.3%	1,537,432	4.7%	4.4%
Non-U.S. governments	61,119	2.8%	2.1%	76,306	2.9%	1.9%
Total fixed maturity available-for-sale securities	$2,800,128	4.1%	3.8%	$2,865,827	4.2%	3.9%

Trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$142,043	3.6%	2.5%	$140,089	3.6%	2.2%
U.S. Government agencies	16,220	1.9%	1.0%	15,903	1.9%	1.1%
Corporate bonds	71	4.5%	3.4%	68	4.5%	2.3%
Insurance-linked securities	19,919	10.7%	15.8%	26,086	10.7%	6.5%
Total fixed maturity trading securities	$178,253	4.3%	3.8%	$182,146	4.5%	2.7%

	March 31, 2011			December 31, 2010
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$1,195,612	40.2%		$1,219,482	40.0%
Aa	1,031,287	34.6%		1,033,067	33.9%
A	453,744	15.2%		470,525	15.4%
Baa	204,877	6.9%		225,928	7.4%
Below investment grade	92,861	3.1%		98,971	3.3%
Total	$2,978,381	100.0%		$3,047,973	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	March 31, 2011
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$390,179	$(18,677)	Aaa	6.7

U.S. Government agencies	100,487	487	Aaa	0.3

Corporate bonds:
Industrial	212,395	9,701	A3	3.9
Utilities	65,695	1,844	A3	5.2
Insurance	50,088	2,196	A3	3.8
Finance	7,412	65	Baa1	6.6
Subtotal	335,590	13,806	A3	4.2

Commercial mortgage-backed securities	203,345	10,114	Aa2	3.9	4.6

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	77,242	3,009	Aaa	1.7	3.5
Non-agency residential mortgage-backed securities	55,164	(23,229)	B2	0.5	3.8
Alt-A residential mortgage-backed securities	6,663	(2,841)	Caa1	-	4.7
Subtotal	139,069	(23,061)	A3	1.2	3.6

Asset-backed securities:
Asset-backed securities	13,336	(264)	Aaa	-	8.1
Sub-prime asset-backed securities	11,019	(2,759)	Caa3	0.2	10.2
Subtotal	24,355	(3,023)	Baa2	0.1	9.1

Municipal bonds:
State general obligation bonds	810,965	(1,168)	Aa2	7.2
Essential service revenue bonds*	386,854	2,359	Aa3	7.7
State income tax and sales tax bonds	164,016	3,347	Aa1	7.8
Other municipal bonds	138,156	1,378	Aa2	6.4
Pre-refunded bonds	45,993	2,174	Aa2	2.8
Subtotal	1,545,984	8,090	Aa2	7.2

Non-U.S governments	61,119	1,157	Aa1	2.6

Total	$2,800,128	$(11,107)	Aa2	5.8

* Essential service revenue bonds include bonds backed by revenue from education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2011
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Top 20 Holdings by Issuer
Philip Morris International Inc.	$14,000	$15,759	$1,245	A2
MetLife, Inc.	14,922	15,203	222	A3
American Electric Power Company, Inc.	13,500	13,897	338	Baa2
Hewlett-Packard Company	10,000	11,029	628	A2
HCC Insurance Holdings, Inc.	10,000	10,575	502	Baa1
Anglo American plc	8,000	10,259	436	Baa1
AT&T Inc.	9,250	10,044	730	A2
Mattel, Inc.	10,000	9,732	(409)	Baa2
Consolidated Edison, Inc.	9,400	9,719	304	A3
Diageo plc	7,750	8,341	510	A3
Wal-Mart Stores, Inc.	6,541	7,913	(197)	Aa2
Snap-On Incorporated	7,000	7,522	486	Baa1
EOG Resources, Inc.	6,660	7,029	245	A3
CNA Financial Corporation	6,000	6,687	674	Baa3
Rio Tinto plc	5,000	6,565	322	A3
ArcelorMittal	5,000	6,330	(57)	Baa3
Hess Corporation	5,000	6,245	176	Baa2
NextEra Energy, Inc.	5,750	5,998	239	Aa3
The Clorox Company	5,500	5,927	419	Baa1
CMS Energy Corporation	$5,000	$5,900	$222	A3

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	March 31, 2011
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality*

Top 10 Exposures by Jurisdiction
Illinois	$164,680	$162,093	$(3,768)	A1
Pennsylvania	115,700	116,055	(736)	Aa1
New York	110,070	112,733	2,276	Aa2
Connecticut	106,000	105,875	(2,208)	Aa2
California	97,655	105,474	5,078	A1
Massachusetts	85,655	88,246	607	Aa1
District of Columbia	78,695	80,971	2,191	Aa2
New Jersey	75,250	75,045	(646)	Aa3
Texas	64,565	62,616	(2,365)	Aa1
Ohio	$53,795	$52,688	$(1,288)	Aa1

Top 10 Holdings by Issuer
State of Illinois	$120,000	$117,466	$(3,418)	A1
State of California	92,665	100,514	5,253	A1
State of Connecticut	89,000	89,140	(1,942)	Aa2
State of Pennsylvania	76,700	77,524	96	Aa1
New York State Urban Development Corporation	47,000	47,617	617	Aaa
State of Mississippi	46,060	46,502	(676)	Aa2
State of Ohio	37,550	36,617	(933)	Aa1
State of Texas	39,900	36,451	(3,620)	Aaa
State of Massachusetts	34,635	35,931	(688)	Aa1
State of Michigan	$36,500	$35,655	$(1,118)	Aa2

	March 31, 2011
	Amount	% of Total

Credit quality of municipal bond portfolio*
Aaa	$268,344	17.4%
Aa	960,252	62.1%
A	311,478	20.1%
Baa	5,910	0.4%
Total	$1,545,984	100.0%

* Rated using external rating agencies (primarily Moody's) excluding credit enhancements from insurance entities.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended
	March 31,	March 31,
	2011	2010

Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(247)	$4,605
Subsidiaries domiciled in the United States	654	852
Total	$407	$5,457

Net realized gains (losses) on investments by type:
Sale of securities	$3,941	$4,711
Mark-to-market on trading securities	(3,534)	746
Total	$407	$5,457

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$1,377	$7,127
Subsidiaries domiciled in the United States	130	10,975
Total	$1,507	$18,102

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$7,731
Residential mortgage-backed securities	933	948
Asset-backed securities	574	9,423
Total	$1,507	$18,102

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2011 (a)				Twelve Months Ended December 31, 2010 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and loss adjustment expenses	$151,434	$1,313	$150,121	47.0%	$604,260	$10,047	$594,213	127.1%
Change in unpaid losses and loss adjustment expenses	202,566	33,092	169,474		(132,171)	(5,378)	(126,793)
Losses and loss adjustment expenses incurred	$354,000	$34,405	$319,595		$472,089	$4,669	$467,420

	Analysis of Unpaid Losses and Loss Adjustment Expenses

	As of March 31, 2011				As of December 31, 2010
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and loss adjustment expenses	$724,615	$6,382	$718,233	30.1%	$671,846	$8,149	$663,697	30.1%
Incurred but not reported	1,703,862	35,634	1,668,228	69.9%	1,545,532	763	1,544,769	69.9%
Unpaid losses and loss adjustment expenses	$2,428,477	$42,016	$2,386,461	100.0%	$2,217,378	$8,912	$2,208,466	100.0%

(a) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $8,533 and $12, respectively.

(b) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $213 and $38, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended March 31, 2011				Three Months Ended March 31, 2010
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$(1,948)	$19,555	$1,475	$19,082	$18,645	$33,339	$(3,117)	$48,867
Net premium adjustments related to prior years' losses	751	(409)	-	342	443	294	-	737
Net commission adjustments related to prior years' losses	(208)	576	(854)	(486)	(855)	2,918	(2,590)	(527)
Net favorable (unfavorable) development	(1,405)	19,722	621	18,938	18,233	36,551	(5,707)	49,077

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	14,182	-	-	14,182	-	3	-	3
Net premium adjustments related to prior years' losses	(19)	-	-	(19)	408	-	-	408
Net commission adjustments related to prior years' losses	(5)	-	-	(5)	-	-	-	-
Net favorable (unfavorable) development	14,158	-	-	14,158	408	3	-	411

Total net favorable (unfavorable) development	$12,753	$19,722	$621	$33,096	$18,641	$36,554	$(5,707)	$49,488

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of April 1, 2011
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$167	$70	$335	$137	$415	$182
United States	Earthquake	14	4	202	48	263	91
Pan-European	Windstorm	143	58	288	98	347	130
Japan	Earthquake	11	6	131	38	274	61
Japan	Typhoon	5	5	52	52	70	70
Canada	Earthquake	$-	$-	$73	$73	$215	$215

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional and derivative recoveries.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.